UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) March 31, 2011

                          COMMERCE GROUP CORP.
     ---------------------------------------------------------------
         (Exact name of registrant as specified in its charter)

     Wisconsin                     1-7375                  39-6050862
--------------------------------------------------------------------------
(State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                      Identification No.)
of incorporation)

         6001 North 91st Street, Milwaukee, Wisconsin  53225-1795
-------------------------------------------------------------------------
     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (414) 462-5312


                             Not Applicable
-------------------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS


COMPANY SUSPENDS EL SALVADORAN OPERATIONS

On March 31, 2011, Commerce Group Corp. (the "Company") laid off most of its employees in El Salvador and notified both the government of El Salvador and officials of the United States of its actions. The Company does not foresee a time when the government of El Salvador will again permit mining and the Company cannot continue funding its operations without revenue.

In 2006, the government of El Salvador revoked the Company's permits, and made it impossible for Commerce Group Corp. and San Sebastian Gold Mines, Inc. to continue to mine, or even explore for precious metals. The Company challenged the government's actions before the International Centre for Settlement of Investment Disputes, by filing a request for arbitration on July 2, 2009. On March 14, 2011, the tribunal assigned to the Company's case declared they had no jurisdiction over the Company's claims.

Over the past five years, the Company paid wages and social benefits for its El Salvadoran employees, governmental obligations, and other costs of maintaining its business in El Salvador with no income from operations. During this same period, the Company retained an El Salvadoran labor force on the payroll and put employees to work on improvements benefitting communities around the site of its operations.

For additional information about the Company's claims against the Government of El Salvador, reference is made to the Company's 8-Ks that were filed with the SEC on March 18, 2009, July 2, 2009, July 2, 2010, August 19, 2010, September 17, 2010 and March 15, 2011.


FORWARD-LOOKING STATEMENTS

Certain statements in this release, and other written or oral statements made by the Company, including the use of the words "expect," "anticipate," "estimate," "project," "forecast," "outlook," "target," "objective," "plan," "goal," "pursue," "on track," and similar expressions, are "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance, or achievements of the Company to be different from those expressed or implied. The Company assumes no obligation and does not intend to update these forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: competitive and general economic conditions, adverse effects of litigation, the timely development and acceptance of services, significant changes in the competitive environment, the failure to generate or the loss of significant numbers of customers, the loss of senior management, increased government regulation or the Company's failure to integrate its acquired companies to achieve the synergies and efficiencies described in the "Management's Discussion and Analysis" section of the Company's Form 10-K and other reports and filings with the Securities and Exchange Commission (SEC), which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K.


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  COMMERCE GROUP CORP.
                                  (Registrant)

                                  /s/ Edward A. Machulak
Date:  April 1, 2011             _______________________________________
                                 By:  Edward A. Machulak, President


                                   2